                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - APRIL 1, 2004


                         GREEN MACHINE DEVELOPMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               FLORIDA                              333-6388                            65-0594832
(STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)                  (IRS EMPLOYER
              INCORPORATION)                                                         IDENTIFICATION NO.)

  922 JACKSON WAY, N. HUTCHINSON ISLAND, FLORIDA                       34949
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (772) 595-6069
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 1, 2004, Baum & Company, P.A. resigned as Registrant's independent auditor. On April 5, 2004, Registrant engaged Daszkal Bolton LLP to serve as independent auditor for the Registrant for the fiscal year ended March 31, 2004.

During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the resignation of Baum & Company, P.A., there were no disagreements with Baum & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Baum & Company, P.A. would have caused it to make reference to the subject matter of the disagreement in connection with any reports it would have prepared on the Registrant's financial statements.

During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the resignation of Baum & Company, P.A., there was a reportable event as defined in Regulation S-K Item 304(a)(1)(v). In connection with the review of the Registrant's interim financial statements for the nine months ended December 31, 2003, Baum & Company, P.A. advised the
Registrant that it has not been able to obtain sufficient documentation to perform its review and that Registrant lacks the internal controls necessary for the development of reliable financial statements. Baum & Company, P.A. has also advised the Registrant that it did not complete the review of the financial statements included in the Registrant's Form 10-QSB for the six months ended September 30, 2003 for the same reason. Registrant has engaged Daszkal Bolton LLP to review the financial statements for the six months ended September 30, 2003 and the nine months ended December 31, 2003.

The Registrant requested Baum & Company, P.A. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of response of Baum & Company, P.A. will be filed as an exhibit to an amendment to this report upon receipt.

During the Registrant's two most recent fiscal years and the subsequent interim period prior to engaging Daszkal Bolton LLP, neither the Registrant nor anyone on its behalf consulted with Daszkal Bolton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Daszkal Bolton LLP that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GREEN MACHINE DEVELOPMENT CORP.

                                        By:  /s/ James L. Schmidt II
                                           ------------------------------------
                                                 James L. Schmidt II
                                                 Chief Executive Officer

April 15, 2004